SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                    ________



Date of Report (Date of earliest event reported)    December 1, 1997
                                                 -------------------------------

                              HIREL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                     0-28524                  65-0666239
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 (State or other jurisdiction    (Commission File            (IRS Employer
  or incorporation)                   Number)                Identification No.)



                  650 SW 16th Terrace, Pompano Beach, FL 33069
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 942-5390
                                                  ------------------------------

        91599 N.E. 10th Avenue, Suite A, North Miami Beach, Florida 33179
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          (Former name or former address, if changed since last report)

OTHER EVENTS.

Item 5.
-------

      Effective December 1, 1997, Hirel Holdings, Inc. (the "Company") and Mr. Vincent Montelione mutually agreed to terminate the employment agreement (the "Employment Agreement") between the Company and Mr. Montelione, President and Chief Executive Officer of the Company and in lieu thereof, Mr. Montelione has entered into a Consulting Agreement with the Company (the "Agreement"), a copy of which is attached hereto as Exhibit A. Under the terms of the Agreement Mr. Montelione will provide consulting services to the Company, not to exceed 20 hours a week, for a annual consulting fee of $100,000 to be paid monthly. The Agreement will automatically terminate three (3) years from the date of execution (the "Term") unless renewed for up to two (2) three (3) year periods by mutual written consent of the parties. The Agreement also provides certain non-competition, non-disclosure and non-compete solicitation provisions.

      In connection with these transactions, the Company received an aggregate of 200,000 shares of common stock of Seaton Group, Inc. ("Seaton") as an inducement for the Company to terminate the Employment Agreement and enter into the Agreement with Mr. Montelione and an additional 200,000 shares of Seaton to release Seaton from any claims the Company may have had with respect to the proposed transaction involving Hirel Marketing, Inc., the Company's wholly-owned subsidiary and a third party.

      The Company's Board of Directors has appointed Gregory S. Fenech as acting President to replace Mr. Montelione. Mr. Fenech has been a Director of the Company since inception and also held the position of President with Hirel Technologies, Inc., a subsidiary of the Company, since July 22, 1996. The Company intends to locate a permanent appointment as soon as practicable.


Item 7.
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EXHIBITS

            (a) Consulting Agreement between Hirel Holdings, Inc. and Mr. Vincent Montelione dated December 1, 1997.

            (b) Agreement between Seaton Group, Inc., Hirel Holdings, Inc. and Hirel Marketing, Inc. dated November 17, 1997.

            (c) Agreement between Seaton Group, Inc., Hirel Holdings, Inc. and Vincent Montelione dated November 17, 1997.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HIREL HOLDINGS, INC.


                                    By: /s/ Gregory S. Fenech
                                       -----------------------------------------
                                            Gregory S. Fenech, President



DATED:  December 15, 1997
































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